UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2011
National American University Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16, Suite 200 Rapid City, SD	57701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (605) 721-5220
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
National American University Holdings, Inc. (the “Company”) is scheduled to present at the Wunderlich Securities-Signal Hill Education Conference to be held at the Taj Hotel in Boston, Massachusetts on Thursday, November 17, 2011, at 2:20 p.m. local time, and at the William Blair & Co.’s 2nd Annual Global Services Growth Stock Conference to be held at Four Seasons Resort Scottsdale at Troon North in Scottsdale, Arizona on Tuesday, December 6, 2011, at 11:20 a.m. local time. The Company intends to post the investor presentation slides to be used at the conferences at the Company’s investor relations website at http://www.national.edu/investor-relations. A copy of the investor presentation slides is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information disclosed under this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Investor Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.
By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D.
Chief Executive Officer

Date: November 17, 2011

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Investor Presentation Slides